SUBJECT TO REVISION
TERM SHEET DATED NOVEMBER 6, 1998



                      $628,875,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1998-C
                                   Issuer
                          Case Receivables II Inc.
                                   Seller
                          Case Credit Corporation
                                  Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of the Case Equipment Receivables Trust 1998-C. The term sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the term sheet are preliminary and will be superseded in their entirety by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission (the "Commission") or incorporated by reference in the relevant registration statement. In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached term sheet. This cover sheet is not a part of the term sheet.

The registration statement (including a base prospectus) relating to the trust has been filed with the Commission and has been declared effective. The prospectus supplement relating to the securities offered by the trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the prospectus and prospectus supplement. Any investment decision should be based upon the information in the prospectus and prospectus supplement as of their publication date. Sales of the securities to be offered by the trust may not be consummated unless the purchaser has received both the prospectus and the prospectus supplement. The securities to be offered by the trust under the prospectus and the prospectus supplement have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                     Underwriters of the Class A Notes
Salomon Smith Barney
         Chase Securities Inc.
                   First Chicago Capital Markets, Inc.
                              Merrill Lynch & Co.
                                     J.P. Morgan & Co.
                                         NationsBanc Montgomery Securities LLC

                     Underwriters of the Class B Notes

Salomon Smith Barney
                                                            J.P. Morgan & Co.

                      $628,875,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1998-C

                            Subject to Revision

                                 TERM SHEET

Issuer..............................Case Equipment Receivables Trust 1998-C,
                                      a Delaware business trust.

Seller..............................Case Receivables II Inc. (the "Seller"),
                                      a Delaware corporation and a wholly-owned
                                       subsidiary of Case Credit Corporation.

Servicer............................Case Credit Corporation, a Delaware
                                     corporation.

Indenture Trustee...................Harris Trust and Savings Bank.

Trustee.............................The Bank of New York.

The Notes:

A. The Class A Notes................$86,400,000 Class A-1 _____% Asset Backed
                                      Notes (the "A-1 Notes").

                                    $250,000,000 Class A-2 _____% Asset
                                      Backed Notes (the "A-2 Notes").

                                    $110,000,000 Class A-3 _____% Asset
                                      Backed Notes (the "A-3 Notes").

                                    $148,350,000 Class A-4 _____% Asset
                                       Backed Notes (the "A-4 Notes" and,
                                       with the A-1 Notes, A-2 Notes and
                                       A-3 Notes, the "Class A Notes").

B. The Class B Notes..................$34,125,000 Class B _____% Asset Backed
                                       Notes (the "Class B Notes," and, with
                                       the Class A Notes, the "Notes"). The
                                       Notes, the Certificates and the Deferred
                                       Purchase Price referred to
                                       under "Other Securities; Deferred
                                       Purchase Price" below are
                                       collectively called the "Securities."

The Receivables........................The Receivables consist of retail installment sale contracts or loans
                                        (the "Retail Installment Contracts")
                                        secured by new or used agricultural
                                        and construction or other equipment
                                        and leases ("Leases" and together
                                        with the Retail Installment
                                        Contracts, the "Contracts") of
                                        similar equipment, including rights
                                        to receive certain payments made
                                        with respect to such Receivables,
                                        and security or ownership interests
                                        in the equipment financed or leased
                                        under the Receivables, and the
                                        proceeds thereof. On the closing
                                        date, the trust will purchase
                                        Contracts (the "Initial
                                        Receivables") with a fixed rate of
                                        interest that have an aggregate
                                        Contract Value of $448,629,271.31 as
                                        of October 31, 1998 (the "Initial
                                        Cutoff Date").

                                      The Leases to be included in the trust
                                        consist of Leases referred to by Case
                                        Credit as Low Payment Leases. "Low
                                        Payment Leases" are Leases with a
                                        termination value payment of more
                                        than $1. The termination value
                                        payment is a fixed dollar amount
                                        determined at the time a Lease is
                                        entered into and specified in the
                                        Lease. It is generally equal to the
                                        portion of the original equipment
                                        cost not amortized through the
                                        principal component of the periodic
                                        rental payments. Under Low Payment
                                        Leases, the lessee has the right (but
                                        not the obligation) to purchase the
                                        leased equipment at the end of the
                                        lease term for an amount equal to the
                                        termination value payment. If a
                                        lessee does not elect to purchase the
                                        leased equipment, then the Dealer
                                        that originated the Lease is required
                                        to do so and is entitled to obtain
                                        the equipment from the lessee. In no
                                        case will the trust (or Case Credit,
                                        as Servicer) obtain possession of any
                                        leased equipment or be entitled to
                                        the proceeds from the sale of such
                                        equipment (other than termination
                                        value payments) unless the equipment
                                        is repossessed in a default
                                        situation.

                                      When Leases are sold to the trust, the
                                        security or ownership interest held
                                        by the Seller in any related leased
                                        equipment will be assigned by the
                                        Seller to the trust. Each Lease is
                                        either a "true lease" or a lease
                                        intended for security (often referred
                                        to as a "finance lease"). Whether the
                                        Seller is deemed to hold a security
                                        interest or an ownership interest in
                                        particular leased equipment depends
                                        in part upon whether the related
                                        Lease is a "true lease" or not.

                                       "true lease" = the lessor (i.e., the
                                        originating Dealer and its assigns) is
                                        deemed to be the beneficial owner of
                                        the leased equipment.

                                       "finance lease" (not a true lease) = the
                                        lessee is deemed to be the beneficial
                                        owner, and the lessor (or its assignee)
                                        is deemed to hold a security interest
                                        in the leased equipment.

                                    The treatment of certain Low Payment
                                      Leases as finance leases or true
                                      leases under applicable state law is
                                      uncertain. Case Credit will represent
                                      that all Low Payment Leases with a
                                      termination value payment equal to or
                                      less than 10% of the original cost of
                                      the leased equipment are finance
                                      leases rather than true leases, and
                                      so such leases should be treated
                                      similarly to Retail Installment
                                      Contracts with respect to matters
                                      relating to security interests in the
                                      related leased equipment and remedies
                                      on default. Although Case Credit also
                                      views Low Payment Leases with a
                                      termination value payment greater
                                      than 10% of the original cost of the
                                      leased equipment as finance leases,
                                      no legal assurance can be given that
                                      these Leases would not be deemed to
                                      be true leases. Substantially all of
                                      the Leases to be included in the
                                      trust consist of Low Payment Leases
                                      with a termination value payment
                                      greater than 10% of the original cost
                                      of the leased equipment.

                                    Case Credit requires Dealers that
                                      originate Leases to obtain a
                                      precautionary first priority
                                      perfected security interest in the
                                      related leased equipment (in case the
                                      Leases are deemed to be a finance
                                      leases). These security interests are
                                      transferred to Case Credit when it
                                      purchases the related Leases. When
                                      Case Credit originates a Lease
                                      directly, it also obtains a
                                      precautionary first priority
                                      perfected security interest in the
                                      related leased equipment. For Leases
                                      that are deemed to be finance leases,
                                      Case Credit and its assigns will have
                                      a very similar position to the
                                      position they obtain with respect to
                                      Retail Installment Contracts. The
                                      Seller must repurchase any Lease that
                                      is represented to be a finance lease
                                      in the Sale and Servicing Agreement
                                      that is sold to the trust if a first
                                      priority perfected security interest
                                      in the name of Case Credit in the
                                      leased equipment securing such Lease
                                      did not exist as of the date such
                                      Lease was purchased by the trust, if
                                      such breach will materially adversely
                                      affect the interest of the trust in
                                      such Lease and such failure is not
                                      corrected within a specified grace
                                      period.

                                    Case Credit also obtains a security
                                      interest in leased equipment against
                                      originating Case Dealers in the event
                                      that the leased equipment is deemed
                                      to be owned by the Dealer (which
                                      would be the case for any Low Payment
                                      Lease that is deemed to be a true
                                      lease) and the transfer of such
                                      leased equipment from the Dealer to
                                      Case Credit is not deemed to be a
                                      true sale. However, that security
                                      interest may not in all cases be
                                      perfected or have first priority
                                      status.

                                    Each Lease transferred to the trust
                                      will contain a "hell or high water"
                                      clause pursuant to which the lessee's
                                      obligation to make payments due under
                                      that Lease is absolute and
                                      unconditional, without set-off or
                                      counterclaim, notwithstanding any
                                      damages to, or loss of, the leased
                                      equipment or any other event.

                                    Asused herein: "Contract Value" of the
                                      Receivables is generally equivalent
                                      to their principal balance and is
                                      defined, as of any calculation date
                                      (including the Initial Cutoff Date)
                                      as the present value of the scheduled
                                      and unpaid payments on the
                                      Receivables (including termination
                                      value payments on Leases) discounted
                                      monthly at an annual rate equal to
                                      (a) in the case of the Initial
                                      Receivables, 8.689%, which is the
                                      weighted average APR of the Initial
                                      Receivables as of the Initial Cutoff
                                      Date (the "Initial Cutoff Date APR")
                                      and (b) in the case of the Subsequent
                                      Receivables, the weighted average APR
                                      of the Subsequent Receivables sold as
                                      of the applicable Subsequent Cutoff
                                      Date (the "Subsequent Cutoff Date
                                      APR").

                                    The trust will be obligated to
                                      purchase, subject only to the
                                      availability thereof, additional
                                      Contracts (the "Subsequent
                                      Receivables") from time to time
                                      during the Funding Period having an
                                      aggregate Contract Value of
                                      $201,370,728.69, such amount being
                                      equal to the amount on deposit in a
                                      Pre-Funding Account (the "Pre-Funding
                                      Account") on the Closing Date (the
                                      "Initial Pre-Funded Amount"). It is
                                      expected that Subsequent Receivables
                                      will be conveyed to the trust monthly
                                      on dates specified by the Seller
                                      (each date on which Subsequent
                                      Receivables are conveyed being
                                      referred to as a "Subsequent Transfer
                                      Date") occurring during the Funding
                                      Period, with such transfers being
                                      given effect as of the close of
                                      business on the last day of the
                                      preceding calendar month (each, a
                                      "Subsequent Cutoff Date"). The
                                      Subsequent Receivables together with
                                      the Initial Receivables are referred
                                      to herein as the "Receivables." The
                                      "Funding Period" means the period
                                      from and including the Closing Date
                                      until the earliest of: (a) the first
                                      Payment Date on which the amount on
                                      deposit in the Pre-Funding Account

                                      (after giving effect to any transfers
                                      therefrom in connection with the
                                      transfer of Subsequent Receivables to
                                      the trust on or before such
                                      Determination Date) is less than
                                      $100,000, (b) the occurrence of an
                                      event of default or a servicer
                                      default, (c) the occurrence of
                                      certain events of insolvency with
                                      respect to the Seller or the Servicer
                                      and (d) the close of business on the
                                      May, 1999 Payment Date.

Terms of the Notes:

A. Interest Payments................The A-1 Notes will bear interest at a fixed rate per annum, calculated on the basis
                                      of the actual number of days in the
                                      applicable interest period and a 360-day year. The A-2 Notes, A-3 Notes, A-4 Notes and Class B Notes will each bear interest at a fixed rate per annum, calculated on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will be payable on the fifteenth day of each calendar month or, if any such date is not a business day, on the next business day (each, a "Payment Date"), commencing on December 15, 1998. Interest on the Class B Notes will not be paid on any Payment Date until interest payments on the Class A Notes have been paid in full. If the amount of interest on the Class A Notes payable on any Payment Date exceeds the amounts available on such date, the Class A Noteholders will receive their ratable share (based upon the total amount of interest due to each of them) of the amount available to be
                                      distributed in respect of interest on
                                      the Class A Notes.

B. Principal Payments...............The principal of the Class A Notes will be payable on each Payment Date, to the
                                      extent of funds available therefor, in an amount generally equal to the Class A Noteholders' Monthly Principal
                                      Distributable Amount to the holders of the various Classes of Class A Notes, sequentially, so that no principal will be paid on any Class of Class A Notes until each Class of Class A Notes with a lower numerical designation has been paid in full (e.g., no principal will be paid on the A-2 Notes until the A-1 Notes have been paid in full). The principal of the Class B Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class B Noteholders' Monthly Principal Distributable Amount; provided, that no principal payments will be made with respect to the Class B Notes on any Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full.

                                    As used herein, with respect to any
                                      Payment Date:

                                    "Class A Noteholders' Monthly Principal
                                      Distributable Amount" means, with
                                      respect to any payment date until the
                                      payment date on which the outstanding
                                      amount of the Class A Notes has been
                                      reduced to zero, the Principal
                                      Distributable Amount minus the Class
                                      B Noteholders' Adjusted Principal
                                      Distributable
                                      Amount.

                                    "Class B Noteholders' Principal
                                      Carryover Shortfall" means, with
                                      respect to any payment date, the
                                      excess of the Class B Noteholders'
                                      Monthly Principal Distributable
                                      Amount for the preceding payment date
                                      over the amount that was actually
                                      deposited in the Note Distribution
                                      Account in respect of principal of
                                      the Class B Notes on such preceding
                                      Payment Date.

                                    "Class B Noteholders' Adjusted
                                      Principal Distributable Amount"
                                      means, with respect to each payment
                                      date, an amount equal to the excess,
                                      if any, of: (a) the outstanding
                                      amount of the Class B Notes on the
                                      related record date minus any Class B
                                      Noteholders' Principal Carryover
                                      Shortfall over (b) the Initial Class
                                      B Percentage of the sum of the
                                      outstanding Pool Balance and the
                                      Pre-Funded Amount as of the beginning
                                      of the current Collection Period;
                                      provided, however, that if on the
                                      related Record Date any principal of
                                      the A-1 Notes remains outstanding,
                                      then the Class B Noteholders'
                                      Adjusted Principal Distributable
                                      Amount for such payment date shall
                                      not exceed an amount equal to the
                                      aggregate unscheduled principal
                                      payments on the Receivables received
                                      during the related Collection Period.
                                      Notwithstanding the above, on and
                                      after the payment date on which the
                                      Class A Notes are reduced to zero,
                                      the Class B Noteholders' Adjusted
                                      Principal Distributable Amount shall
                                      be the Principal Distributable Amount
                                      less the amount necessary to reduce
                                      the Class A Notes to zero.

                                    "Class B Noteholders' Monthly Principal
                                      Distributable Amount" means, with
                                      respect to any payment date, the sum
                                      of (a) the Class B Noteholders'
                                      Adjusted Principal Distributable
                                      Amount for such payment date and (b)
                                      the Class B Noteholders' Principal
                                      Carryover Shortfall for such payment
                                      date; provided,

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                                      however, that the sum of clauses (a)
                                      and (b) shall not exceed the
                                      outstanding amount of the Class B
                                      Notes, and, on the Final Scheduled
                                      Maturity Date, the Class B
                                      Noteholders' Monthly Principal
                                      Distributable Amount will include the
                                      amount, to the extent of available
                                      funds, necessary to reduce the
                                      outstanding amount of the Class B
                                      Notes to zero.

                                    "Initial Class B Percentage" means 5.25%.

                                    "Principal Carryover Shortfall" means,
                                      with respect to each payment date,
                                      the excess of the Principal
                                      Distributable Amount for the
                                      preceding payment date over the
                                      amount that was actually deposited in
                                      the Note Distribution Account in
                                      respect of principal of the Notes on
                                      such preceding payment date.

                                    "Principal Distributable Amount" means,
                                      with respect to each payment date,
                                      the sum of (a) the Principal
                                      Distribution Amount plus (b) the
                                      Principal Carryover Shortfall.

                                    "Principal Distribution Amount" means,
                                      with respect to any Payment Date, the
                                      amount (not less than zero) equal to
                                      (i) the sum of the Contract Value of
                                      all Receivables and the Pre-Funded
                                      Amount as of the beginning of the
                                      immediately preceding Collection
                                      Period less (ii) the sum of the
                                      Contract Value of all Receivables and
                                      the Pre-Funded Amount as of the
                                      beginning of the current Collection
                                      Period.

                                    The outstanding principal amount, if
                                      any, of the A-1 Notes, the A-2 Notes
                                      and the A-3 Notes will be payable in
                                      full on the December, 1999 Payment
                                      Date, the August, 2002 Payment Date
                                      and the June, 2003 Payment Date,
                                      respectively, in each case from funds
                                      available therefor. The outstanding
                                      principal amount, if any, of the A-4
                                      Notes and the Class B Notes will be
                                      payable in full on the April, 2005
                                      Payment Date (the "Final Scheduled
                                      Maturity Date"), in each case from
                                      funds available therefor.

C. Optional Redemption..............The remaining Notes may be prepaid in whole, but not in part, at a price equal to
                                      the unpaid principal balance of such Notes plus accrued and unpaid interest thereon, on the Payment Date on which the Servicer exercises its Clean-Up Call with respect to the Receivables. The Servicer may exercise its Clean-Up call when the Pool Balance declines to 10% or less of the Initial Pool Balance. As used herein, the "Pool Balance" means the sum of the aggregate Contract Values of the Receivables at the beginning of a collection period, after giving effect to all payments received from obligors and certain amounts to be remitted by the Servicer and the Seller for the purchase of
                                      Receivables, as the case may be, with
                                      respect to the preceding collection
                                      period and all losses realized on
                                      Receivables liquidated during such
                                      preceding collection period; and
                                      "Initial Pool Balance" means the sum
                                      of: (a) the Pool Balance as of the
                                      Initial Cutoff Date plus (b) the
                                      aggregate Contract Value of all
                                      Subsequent Receivables sold to the
                                      trust as of their respective
                                      Subsequent Cutoff Dates.

Other Securities;
Deferred Purchase Price.............In addition to the Notes, the trust will also issue $100,000 ___% Asset Backed
                                      Certificates (the "Certificates") and
                                      will owe a deferred purchase price
                                      (the "Deferred Purchase Price") to
                                      the Seller in an amount of
                                      $21,025,000. The Certificates will
                                      not be publicly offered.

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                                    The Certificates and the unpaid balance
                                      of the Deferred Purchase Price will
                                      bear interest at a fixed rate per
                                      annum (except that during the Funding
                                      Period no interest will accrue on the
                                      pre-funded portion of the Certificates
                                      and Deferred Purchase Price). No Deferred
                                      Purchase Price or principal with respect to the Certificates will be distributable until the Notes have been repaid in full.

Pre-Funding Account.................The amount on deposit in the Pre-Funding
                                      Account (the "Pre-Funded Amount")
                                      will initially equal the Initial
                                      Pre-Funded Amount of $201,370,728.69,
                                      and, during the Funding Period, will
                                      be reduced by the amount thereof used
                                      to purchase Subsequent Receivables.

Negative Carry Account..............In order to maintain the rating of the
                                      Notes at their initial levels, the
                                      Servicer will establish and maintain in
                                      the name of the Indenture Trustee an
                                      account (the "Negative Carry
                                      Account") for the benefit of the
                                      Noteholders. The Negative Carry
                                      Account will be created with an
                                      initial deposit by the Seller.

Yield Supplement Account............In order to maintain the rating of the
                                      Notes at their initial levels, the
                                      Servicer will establish and maintain
                                      in the name of the Indenture Trustee
                                      an account (the "Yield Supplement
                                      Account") for the benefit of the
                                      Noteholders. The Yield Supplement
                                      Account will be created with an
                                      initial deposit by the Seller of
                                      $383,646. On each Subsequent Transfer
                                      Date, cash or eligible investments
                                      having a value equal to the Required
                                      Yield Supplement Amount of the
                                      Subsequent Receivables conveyed to
                                      the trust on such Subsequent Transfer
                                      Date will be withdrawn from the
                                      Pre-Funding Account and deposited in
                                      the Yield Supplement Account. The
                                      amount initially deposited in the
                                      Yield Supplement Account by the
                                      Seller together with the aggregate
                                      amount transferred from the
                                      Pre-Funding Account to the Yield
                                      Supplement Account on each Subsequent
                                      Transfer Date is referred to as the
                                      "Yield Supplement Account Initial
                                      Deposit." The "Required Yield
                                      Supplement Amount" for a Receivable
                                      shall be equal to 8.0% of the Maximum
                                      Yield Supplement Amount for such
                                      Receivable. The "Maximum Yield
                                      Supplement Amount" for each
                                      Receivable is equal to the difference
                                      (if positive) between (A) the present
                                      value of the scheduled and unpaid
                                      payments on the Receivable discounted
                                      monthly at an annual rate equal to
                                      the Initial Cutoff Date APR or the
                                      Subsequent Cutoff Date APR, as
                                      applicable, minus (B) the present
                                      value of the scheduled and unpaid
                                      payments on the Receivable discounted
                                      monthly at an annual rate equal to
                                      its individual APR.

                                    On each Payment Date for any Receivable
                                      that has either defaulted or prepaid,
                                      the Servicer will instruct the
                                      Indenture Trustee to withdraw from
                                      the Yield Supplement Account and
                                      deposit into the Collection Account
                                      an amount equal to the Maximum Yield
                                      Supplement Amount for such
                                      Receivable, as calculated immediately
                                      prior to such default or prepayment.

                                    Amounts on deposit in the Yield
                                      Supplement Account on any Payment
                                      Date (after giving effect to all
                                      distributions to be made on such
                                      Payment Date) in excess of the
                                      Required Yield Supplement Account
                                      Balance will be distributed to the
                                      Seller.

                                    "Required Yield Supplement Account
                                      Balance" means, as of the beginning
                                      of each Collection Period, the sum of
                                      the Required Yield Supplement Amounts
                                      for each Receivable as of such day.

Spread Account......................The Servicer will establish and maintain in the name of the Indenture Trustee a
                                      collateral account (the "Spread
                                      Account") into which funds will be
                                      deposited from time to time.

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                                      Funds on deposit in the Spread Account
                                      will be available on each Payment Date
                                      to cover shortfalls in distributions
                                      of interest and principal on the
                                      Notes. Funds on deposit in the Spread
                                      Account will not be used to cover
                                      shortfalls in any distributions on
                                      the Certificates or the Deferred
                                      Purchase Price. The Spread Account
                                      will be created with an initial
                                      deposit by the Seller of
                                      $8,972,585.47. On each Subsequent
                                      Transfer Date, cash or eligible
                                      investments having a value
                                      approximately equal to 2.00% of the
                                      aggregate Contract Value of the
                                      Subsequent Receivables conveyed to
                                      the trust on such Subsequent Transfer
                                      Date will be withdrawn from the
                                      Pre-Funding Account and deposited in
                                      the Spread Account.

                                    Amounts in the Spread Account on any
                                      Payment Date (after giving effect to
                                      all distributions to be made on such
                                      Payment Date) in excess of the lesser
                                      of: (a) 2.00% of the Initial Pool
                                      Balance and (b) the Note Balance will
                                      be distributed to the Seller.

Priority of Distributions...........Collections on the Receivables with respect to each collection period will be
                                      applied on the related Payment Date
                                      in the priority indicated below:

  ``                                  (i)   accrued and unpaid Administration
                                            Fees through the end of the
                                            related Collection Period;
                                      (ii)  accrued and unpaid interest on the
                                            Class A Notes;
                                      (iii) accrued and unpaid interest on the
                                            Class B Notes;
                                       (iv) the Principal Distribution
                                            Amount to pay principal:
                                            o   to the extent of the Class A
                                                Noteholders' Monthly Principal
                                                Distributable Amount, 100% to
                                                the holders of the various
                                                Classes of Class A Notes,
                                                sequentially, so that no
                                                principal will be paid on any
                                                Class of Class A Notes until
                                                each Class of Class A Notes with
                                                a lower numerical designation
                                                has been paid in full (e.g., no
                                                principal will be paid on the
                                                Class A-2 Notes until the
                                                Class A-1 Notes have been paid
                                                in full);
                                            o   to the extent of the Class B
                                                Noteholders' Monthly Principal
                                                Distributable Amount, to the
                                                holders of the Class B Notes
                                                until paid in full;
                                       (v)  to the Spread Account, to the
                                            extent necessary so that the
                                            balance on deposit therein will not
                                            be less than the Specified Spread
                                            Account Balance;
                                       (vi) to the Yield Supplement Account, to
                                            the extent necessary so that the
                                            balance on deposit therein will
                                            not be less than the Required Yield
                                            Supplement Account Balance;

                                      (vii) accrued and unpaid interest on the
                                            Deferred Purchase Price and the
                                            Certificates;
                                     (viii) the Deferred Purchase Price
                                            Distributable Amount and the
                                            Certificateholders' Principal
                                            Distributable Amount;
                                       (ix) accrued and unpaid Servicing Fees
                                            through the end of the related
                                            Collection Period, except that if
                                            neither Case Credit nor any of
                                            its affiliates is the Servicer, the
                                            amounts described in this clause
                                            will be paid prior to any other
                                            application of funds on deposit in
                                            the Collection Account; and
                                       (x)  the remaining balance, if any, to
                                            the Seller.

                                      After an Event of Default and
                                      acceleration of the Notes (and, if
                                      any Notes remain outstanding, on
                                      and after the Final Scheduled
                                      Maturity Date), principal payments
                                      will be made first to Class A
                                      Noteholders ratably according to
                                      the amounts due on the Class A
                                      Notes for principal and then to the
                                      Class B Noteholders until the
                                      outstanding principal amount of the
                                      Class B Notes has been paid in full.

                                      As used herein:

                                    "Certificateholders' Principal
                                      Distributable Amount" means, on any
                                      payment date, the remainder, if any,
                                      of the Principal Distributable Amount
                                      for that payment date after
                                      subtracting the Class A Noteholders'
                                      Monthly Principal Distributable
                                      Amount, the Class B Noteholders'
                                      Monthly Principal Distributable
                                      Amount and the Deferred Purchase
                                      Price Distributable Amount; provided
                                      that (a) in no event shall the
                                      Certificateholders' Principal
                                      Distributable Amount exceed the
                                      outstanding principal amount of
                                      Certificates, and (b) on the Final
                                      Scheduled Maturity Date, the
                                      Certificateholders' Principal
                                      Distributable Amount will include the
                                      amount, to the extent of available
                                      funds, necessary to reduce the
                                      outstanding principal amount of
                                      Certificates to zero.

                                    "Deferred Purchase Price Distributable
                                      Amount" means, on any payment date,
                                      the remainder, if any, of the
                                      Principal Distributable Amount for
                                      that payment date after subtracting
                                      the Class A Noteholders' Monthly
                                      Principal Distributable Amount and
                                      the Class B Noteholders' Principal
                                      Distributable Amount, provided that
                                      (a) in no event shall the Deferred
                                      Purchase Price Distributable Amount
                                      exceed the remaining unpaid Deferred
                                      Purchase Price, and (b) on the Final
                                      Scheduled Maturity Date, the Deferred
                                      Purchase Distributable Amount will
                                      include the amount, to the extent of
                                      available funds, necessary (after
                                      giving effect to the other amounts to
                                      be deposited in the Note Distribution
                                      Account on such payment date and
                                      allocable to principal) to reduce the
                                      remaining unpaid Deferred Purchase
                                      Price to zero.

Tax Status..........................It is contemplated that the Notes will be characterized as debt for Federal
                                      income tax purposes and the trust
                                      will not be characterized as an
                                      association (or a publicly traded
                                      partnership) taxable as a
                                      corporation.

ERISA Considerations................Subject to certain considerations, it is contemplated that the Notes will be
                                      eligible for purchase by employee benefit plans.

Legal Investment....................It is contemplated that the A-1 Notes will be eligible for purchase by money
                                      market funds under paragraph (a)(9)
                                      of Rule 2a-7 under the Investment
                                      Company Act of 1940, as amended.

Rating of the Notes.................It is a condition to the issuance of the
                                      Notes that the A-1 Notes be rated in
                                      the highest short-term rating
                                      category, that the A-2 Notes, A-3
                                      Notes and A-4 Notes be rated in the
                                      highest long-term rating category and
                                      that the Class B Notes be rated at
                                      least in the "A" category or its
                                      equivalent, in each case by at least
                                      two nationally recognized statistical
                                      rating agencies. There can be no
                                      assurance that such ratings will not
                                      be lowered or withdrawn by a rating
                                      agency if circumstances so warrant.

Risk Factors........................Before making an investment decision, prospective investors should consider
                                      the factors that will be set forth
                                      under the caption "Risk Factors" in
                                      the Prospectus Supplement and the
                                      Prospectus.



    For purposes of the data in the following tables, "Contract Value" for each: (a) Standard Precomputed Receivable has been calculated as the sum of
(i) the present value of the future scheduled payments on such Receivable as of the Initial Cutoff Date discounted monthly at an annual rate equal to the adjusted APR of such Receivable and (ii) an amount attributable to past due payments, and (b) precomputed simple rebate Receivable has been deemed to equal the current balance plus accrued interest of that Receivable shown on the Servicer's records as of the Initial Cutoff Date.


                                           Composition of the Receivables Pool
                                              as of the Initial Cutoff Date


 Initial                                   Weighted      Weighted      Average
Cutoff Date   Aggregate      Number of      Average       Average      Contract
  APR       Contract Value  Receivables  Remaining Term  Original Term   Value
----------- --------------  -----------  --------------  ------------- -------

8.689%     $447,928,675.06   13,644      43.97 months   51.72 months  $32,829.72



                    Composition of the Receivables Pool
                       as of the Initial Cutoff Date
                            by Receivables Type

                                                                      Percent of
                                                                       Aggregate
                                     Number of         Aggregate       Contract
Receivables Type                    Receivables      Contract Value      Value
----------------                    -----------      --------------   ----------

Retail Installment Contracts         11,246         $326,985,845.19       73.00%
Low Payment Leases                    2,398          120,942,829.87       27.00
                                    -------          --------------     -------
                                     13,644         $447,928,675.06      100.00%
                                     ======         ===============      ======

    Distribution by APR of the Receivables Pool as of the Initial Cutoff Date
                                                                      Percent of
                                                                       Aggregate
                                           Number of      Aggregate     Contract
APR Range                                 Receivables   Contract Value   Value
---------                                 -----------    -------------  --------
  3.00% to   3.99%.........................    145      $3,277,784.12      0.73%
  4.00% to   4.99%.........................     97       5,366,379.48      1.20
  5.00% to   5.99%.........................  1,623      28,292,933.73      6.32
  6.00% to   6.99%.........................  1,369      31,431,848.26      7.02
  7.00% to   7.99%.........................  1,533      47,930,274.58     10.70
  8.00% to   8.99%.........................  2,505     144,122,134.07     32.18
  9.00% to   9.99%.........................  2,947     112,629,788.60     25.14
10.00% to 10.99%...........................  2,541      51,174,362.22     11.42
11.00% to 11.99%...........................    474      13,593,527.32      3.03
12.00% to 12.99%...........................    227       5,964,901.37      1.33
13.00% to 13.99%...........................    128       2,796,803.05      0.62
14.00% to 14.99%...........................     27         581,729.24      0.13
15.00% to 15.99%...........................     10         198,393.77      0.04
16.00% to 16.99% ..........................      3          94,433.49      0.02
17.00% to 17.99% ..........................     15         473,381.76      0.11
                                            ------    ---------------   --------
          Total............................ 13,644    $447,928,675.06    100.00%
                                            ======     ===============   =======


           Distribution by Equipment Type of the Receivables Pool
                       as of the Initial Cutoff Date

                                                                   Percent of
                                                                    Aggregate
                                      Number of       Aggregate     Contract
Type                                 Receivables    Contract Value    Value
Agricultural                         -----------    -------------- ----------
  New.................................. 3,854      $121,508,297.75     27.13%
  Used................................. 6,078       172,702,296.49     38.56
Construction
  New.................................. 2,038        92,456,614.03     20.64
  Used................................. 1,674        61,261,466.79     13.68
                                        -----    -----------------     -----

          Total........................13,644      $447,928,675.06    100.00%
                                       ======      ===============    ======

         Distribution by Payment Frequency of the Receivables Pool
                       as of the Initial Cutoff Date

                                                                  Percent of
                                                                   Aggregate
                                       Number of     Aggregate      Contract
Frequency                             Receivables  Contract Value     Value
---------                             --------     --------------   --------
Annual(1)............................... 7,514   $233,589,342.81     52.15%
Semiannual..............................   634     23,740,252.32      5.30
Quarterly...............................   169      5,651,752.20      1.26
Monthly................................. 5,327    184,947,327.73     41.29
                                         -----    --------------    ------
          Total........................ 13,644   $447,928,675.06    100.00%
                                        ======   ===============    ======
---------------------
(1) Approximately 9.46%, 3.85%, 4.20%, 5.32%, 3.07%, 2.17%, 3.06%, 4.74%,
24.59%, 17.47%, 13.93% and 8.15%, of the annual Receivables have scheduled payments within the collection periods relating to the Payment Dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.


       Distribution by Current Contract Value of the Receivables Pool
                       as of the Initial Cutoff Date

                                                                     Percent of
         Contract                                                     Aggregate
           Value                          Number of      Aggregate     Contract
           Range                          Receivables  Contract Value    Value
         ---------                        -----------  --------------  --------
$       0.00 to $   4,999.99...............   1,325     $4,207,751.83     0.94
    5,000.00 to     9,999.99...............   2,272     17,086,737.48     3.81
   10,000.00 to    14,999.99...............   1,984     24,474,624.17     5.46
   15,000.00 to    19,999.99...............   1,449     25,118,983.19     5.61
   20,000.00 to    24,999.99...............     961     21,516,847.66     4.80
   25,000.00 to    29,999.99...............     715     19,616,335.37     4.38
   30,000.00 to    34,999.99...............     622     20,164,371.32     4.50
   35,000.00 to    39,999.99...............     537     20,088,131.21     4.48
   40,000.00 to    44,999.99...............     498     21,177,561.54     4.73
   45,000.00 to    49,999.99...............     463     21,939,257.06     4.90
   50,000.00 to    54,999.99...............     358     18,793,684.85     4.20
   55,000.00 to    59,999.99...............     370     21,251,341.88     4.74
   60,000.00 to    64,999.99...............     243     15,181,570.19     3.39
   65,000.00 to    69,999.99...............     217     14,646,102.69     3.27
   70,000.00 to    74,999.99...............     188     13,638,607.79     3.04
   75,000.00 to    99,999.99...............     716     61,900,322.34    13.82
  100,000.00 to   199,999.99...............     648     83,536,644.96    18.65
  200,000.00 to   299,999.99...............      51     12,234,454.30     2.73
  300,000.00 to   499,999.99...............      20      7,085,152.97     1.58
  500,000.00 to   699,999.99...............       6      3,536,927.06     0.79
  700,000.00 to   799,999.99...............       1        733,265.20     0.16
                                            -------  ----------------  -------
         Total           ..................  13,644   $447,928,675.06   100.00%
                                             ======   ===============   ======

              Geographic Distribution of the Receivables Pool
                       as of the Initial Cutoff Date

                        Percent of                                 Percent of
                         Aggregate                                  Aggregate
                         Contract                                   Contract
State(1)                  Value        State(1)                      Value
--------              -------------    --------                    -----------
Alabama...................2.32%        Nebraska....................   3.96%
Alaska....................0.10         Nevada......................   0.57
Arizona...................1.18         New Hampshire...............   0.10
Arkansas..................5.39         New Jersey..................   0.45
California................3.83         New Mexico..................   0.27
Colorado..................1.31         New York....................   2.46
Connecticut...............0.39         North Carolina..............   2.48
Delaware..................0.29         North Dakota................   1.43
Florida...................1.56         Ohio........................   1.95
Georgia...................2.24         Oklahoma....................   1.77
Hawaii....................0.02         Oregon......................   1.34
Idaho.....................1.84         Pennsylvania................   1.85
Illinois..................4.90         Rhode Island................   0.01
Indiana...................2.80         South Carolina..............   0.95
Iowa......................5.54         South Dakota................   1.74
Kansas....................2.91         Tennessee...................   1.78
Kentucky..................1.38         Texas.......................   8.04
Louisiana.................4.49         Utah........................   1.13
Maine.....................0.26         Vermont.....................   0.49
Maryland..................0.88         Virginia....................   1.15
Massachusetts.............0.17         Washington..................   1.57
Michigan..................2.07         West Virginia...............   0.16
Minnesota.................5.61         Wisconsin...................   3.29
Mississippi...............3.87         Wyoming.....................   0.34
Missouri..................4.06                                       ------
Montana...................1.32              Total....................00.00%
                                                                     ======
----------------------
(1) Based upon billing addresses of the obligors.

Delinquencies, Repossessions, and Net Losses

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural and construction equipment receivables that it services, including receivables previously sold to trusts under prior asset-backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables of the trust will be comparable to that set forth below.


                                              Delinquency Experience(1)

                                         At December 31,
              --------------------------------------------------------------------------------------------------------
                         1997                    1996              1995               1994                 1993
              -------------------------  -------------------  ----------------  ----------------  --------------------
                                               (Dollars in Millions)
                   Number                  Number              Number            Number             Number
                    of                      of                  of                 of                 of
                  Contract       Amount   Contract   Amount  Contract  Amount   Contract  Amount   Contract    Amount

Portfolio.......  145,101      $3,623.3    135,211  $3,262.4  135,722  $3,093.1  128,891  $2,641.0  128,562   $2,434.0
Period of
  Delinquency
    31-60 days..    2,649          74.2      2,031      45.9    1,927      33.5    1,457      18.4    2,033       27.2
    60 Days or
      More          2,502          65.3      1,778      36.3    1,509      18.5      855       9.4    2,145       22.5
                    -----         -----      -----     -----    -----      ----    -----      ----    ------     ------
Total
  Delinquencies     5,151        $139.5     $3,809     $82.2    3,436     $52.0    2,312     $27.8    4,178      $49.7
Total Delinquencies
  as a Percent of
  the Portfolio..     3.6%          3.9%       2.8%      2.5%     2.5%      1.7%     1.8%      1.0%     3.2%       2.0%




                                     At September 30,
                 ---------------------------------------------------
                             1998                          1997
                 --------------------------   ----------------------

                     Number                        Number
                       of                            of
                    Contracts       Amount        Contracts     Amount

Portfolio.....      152,610       $4,023.3         142,639     $3,462.3
Period of
   Delinquincy
   31-60 days..       2,545           84.2           2,259         58.6
   60 Days or
     More..           2,589           95.0           2,818         64.6
                      -----          -----          ------       ------
Total
   Delinquencies      5,134          179.2           5,077        123.2
Total Delinquencies
 as a Percent of
  the Portfolio.        3.4%           4.5%            3.6%         3.6%



-------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.


                                          Credit Loss/Repossession Experience(1)

                                            Year Ended December 31,            Nine Months Ended
                                           -----------------------------------------------------
                                                                                   September 30,
                          -----------------------------------------------------------------------
                           1997       1996      1995      1994      1993          1998      1997
                          -------   -------   --------  --------  --------       -------   ------
                                         (Dollars in Millions)

Average Gross Portfolio
 Outstanding During
  the Period............  $3,442.9  $3,155.5  $2,857.7  $2,511.2  $2,487.1      $3,800.6  $3,356.2
Repossessions as a
 Percent of Average
 Gross Portfolio
  Outstanding (5) .          1.20%     1.07%     1.14%     1.33%     1.83%         1.22%     1.22%
Net Losses as a Percent
 of Liquidations(2)(3)(4)..  0.34%     0.15%     0.22%     0.36%     0.61%         0.45%     0.31%
Net Losses as a Percent
 of Average
 Gross Portfolio
 Outstanding(2)(3)(5)        0.20%     0.08%      0.11%    0.19%     0.31%         0.23%     0.17%



(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The informaiton in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contrcts that Case Credit continues to service.



(2) A portion of the contracts provide for recourse to Dealers. Approximately 25%, 25%, 22%, 22%, 22%, 20% and 24% of the aggregate amounts scheduled to be paid on the contracts acquired during the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the nine months ended September 30, 1998 and September 30, 1997, respectively, provide for recourse to Dealers (excluding contracts which provide for recourse to Dealers through the Dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the Dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the Dealer and are not included in the net loss figures set forth above.

(3) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from Dealers' reserve accounts.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(5)  Percentages have been annualized for the nine months ended
     September 30, 1998 and September 30, 1997, and are not necessarily indicative of the experience for the year.

                     WEIGHTED AVERAGE LIFE OF THE NOTES

     The following tables indicate the projected weighted average life of each Class of Notes (assuming the Servicer exercises its Clean-Up Call) and sets forth the percent of the initial principal balance of each Class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant prepayment rate ("CPR") percentages.


                    Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                                                A-1 Notes                                   A-2 Notes
Payment Date                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---

Closing Date..................    100     100     100       100     100      100      100     100       100    100
December, 1998................     81      77      76        75      74      100      100     100       100    100
January, 1999.................     63      52      49        47      45      100      100     100       100    100
February, 1999................     53      35      31        28      24      100      100     100       100    100
March, 1999...................     44      19      15        10       6      100      100     100       100    100
April, 1999...................     34       3       0         0       0      100      100      99        97     95
May, 1999.....................     25       0       0         0       0      100       96      93        91     89
June, 1999....................     17       0       0         0       0      100       91      88        86     83
July, 1999....................      8       0       0         0       0      100       86      83        80     77
August, 1999..................      0       0       0         0       0       98       80      77        74     70
September, 1999...............      0       0       0         0       0       91       69      66        63     59
October, 1999.................      0       0       0         0       0       81       68      55        51     48
November, 1999................      0       0       0         0       0       72       49      45        41     38
December, 1999................      0       0       0         0       0       66       42      38        34     31
January, 2000.................      0       0       0         0       0       61       36      32        28     24
February, 2000................      0       0       0         0       0       57       31      27        23     19
March, 2000...................      0       0       0         0       0       54       27      22        18     14
April, 2000...................      0       0       0         0       0       50       22      18        13      9
May, 2000.....................      0       0       0         0       0       47       17      13         9      5
June, 2000....................      0       0       0         0       0       44       14       9         5      0
July, 2000....................      0       0       0         0       0       41       10       5         1      0
August, 2000..................      0       0       0         0       0       38        6       1         0      0
September, 2000...............      0       0       0         0       0       29        0       0         0      0
October, 2000.................      0       0       0         0       0       20        0       0         0      0
November, 2000................      0       0       0         0       0       13        0       0         0      0
December, 2000................      0       0       0         0       0        8        0       0         0      0
January, 2001.................      0       0       0         0       0        3        0       0         0      0
February, 2001................      0       0       0         0       0        0        0       0         0      0
March, 2001...................      0       0       0         0       0        0        0       0         0      0
April, 2001...................      0       0       0         0       0        0        0       0         0      0
May, 2001.....................      0       0       0         0       0        0        0       0         0      0
June, 2001....................      0       0       0         0       0        0        0       0         0      0
July, 2001....................      0       0       0         0       0        0        0       0         0      0
August, 2001..................      0       0       0         0       0        0        0       0         0      0
September, 2001...............      0       0       0         0       0        0        0       0         0      0
October, 2001.................      0       0       0         0       0        0        0       0         0      0
November, 2001................      0       0       0         0       0        0        0       0         0      0
December, 2001................      0       0       0         0       0        0        0       0         0      0
January, 2002.................      0       0       0         0       0        0        0       0         0      0
February, 2002................      0       0       0         0       0        0        0       0         0      0
March, 2002...................      0       0       0         0       0        0        0       0         0      0
April, 2002...................      0       0       0         0       0        0        0       0         0      0
May, 2002.....................      0       0       0         0       0        0        0       0         0      0
June, 2002....................      0       0       0         0       0        0        0       0         0      0
July, 2002....................      0       0       0         0       0        0        0       0         0      0
August, 2002..................      0       0       0         0       0        0        0       0         0      0
September, 2002...............      0       0       0         0       0        0        0       0         0      0
October, 2002.................      0       0       0         0       0        0        0       0         0      0
November, 2002................      0       0       0         0       0        0        0       0         0      0
December, 2002................      0       0       0         0       0        0        0       0         0      0
January, 2003.................      0       0       0         0       0        0        0       0         0      0

Weighted Average Life (years)(1) 0.35    0.23    0.22      0.21    0.20     1.47     1.10    1.03      1.00   0.96



(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of such Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.


                    Percent of Initial Principal Amount of the Notes at Various CPR Percentages


Payment Date                                      A-3 Notes                                     A-4 Notes
                                 -------------------------------------------   -------------------------------------------

                                      0%      13%      15%      17%      19%         0%      13%      15%     17%      19%

                                     ---      ---      ---      ---      ---        ---      ---      ---     ---      ---
Closing Date....................     100      100      100      100      100        100      100      100     100      100
December, 1998..................     100      100      100      100      100        100      100      100     100      100
January, 1999...................     100      100      100      100      100        100      100      100     100      100
February, 1999..................     100      100      100      100      100        100      100      100     100      100
March, 1999.....................     100      100      100      100      100        100      100      100     100      100
April, 1999.....................     100      100      100      100      100        100      100      100     100      100
May, 1999.......................     100      100      100      100      100        100      100      100     100      100
June, 1999......................     100      100      100      100      100        100      100      100     100      100
July, 1999......................     100      100      100      100      100        100      100      100     100      100
August, 1999....................     100      100      100      100      100        100      100      100     100      100
September, 1999.................     100      100      100      100      100        100      100      100     100      100
October, 1999...................     100      100      100      100      100        100      100      100     100      100
November, 1999..................     100      100      100      100      100        100      100      100     100      100
December, 1999..................     100      100      100      100      100        100      100      100     100      100
January, 2000...................     100      100      100      100      100        100      100      100     100      100
February, 2000..................     100      100      100      100      100        100      100      100     100      100
March, 2000.....................     100      100      100      100      100        100      100      100     100      100
April, 2000.....................     100      100      100      100      100        100      100      100     100      100
May, 2000.......................     100      100      100      100      100        100      100      100     100      100
June, 2000......................     100      100      100      100      100        100      100      100     100      100
July, 2000......................     100      100      100      100       92        100      100      100     100      100
August, 2000....................     100      100      100      100       82        100      100      100     100      100
September, 2000.................     100       94       84       74       64        100      100      100     100      100
October, 2000...................     100       75       68       56       46        100      100      100     100      100
November, 2000..................     100       61       51       42       33        100      100      100     100      100
December, 2000..................     100       50       41       32       22        100      100      100     100      100
January, 2001...................     100       40       30       21       12        100      100      100     100      100
February, 2001..................      98       31       22       13        4        100      100      100     100      100
March, 2001.....................      91       24       14        5        0        100      100      100     100       96
April, 2001.....................      83       16        7        0        0        100      100      100      98       92
May, 2001.......................      75        9        0        0        0        100      100      100      93       87
June, 2001......................      69        2        0        0        0        100      100       95      88       82
July, 2001......................      63        0        0        0        0        100       97       90      84       78
August, 2001....................      56        0        0        0        0        100       92       86      79       73
September, 2001.................      37        0        0        0        0        100       82       76      70       64
October, 2001...................      18        0        0        0        0        100       71       65      60       55
November, 2001..................       4        0        0        0        0        100       63       58      53       48
December, 2001..................       0        0        0        0        0         96       58       53      48       44
January, 2002...................       0        0        0        0        0         90       53       48      44       40
February, 2002..................       0        0        0        0        0         85       49       45      40       36
March, 2002.....................       0        0        0        0        0         81       46       42      37       33
April, 2002.....................       0        0        0        0        0         77       43       39      34       31
May, 2002.......................       0        0        0        0        0         73       40       35      32       28
June, 2002......................       0        0        0        0        0         69       37       33      29        0
July, 2002......................       0        0        0        0        0         65       34       30       0        0
August, 2002....................       0        0        0        0        0         61       31        0       0        0
September, 2002.................       0        0        0        0        0         50        0        0       0        0
October, 2002...................       0        0        0        0        0         40        0        0       0        0
November, 2002..................       0        0        0        0        0         32        0        0       0        0
Decemberr, 2002.................       0        0        0        0        0         28        0        0       0        0
January, 2003...................       0        0        0        0        0          0        0        0       0        0
Weighted Average Life (years)(1)    2.74     2.16     2.09     2.02     1.95       3.78     3.32     3.24    3.15     3.07


--------------------------

(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.


                    Percent of Initial Principal Amount of the Notes at Various CPR Percentages


Payment Date                                    Class B Notes
                                 -------------------------------------------

                                      0%      13%      15%      17%      19%
                                     ---      ---      ---      ---      ---
Closing Date....................     100      100      100      100      100
December, 1998..................     100       97       97       97       96
January, 1999...................     100       93       93       93       92
February, 1999..................     100       91       90       90       89
March, 1999.....................     100       89       88       87       87
April, 1999.....................     100       86       86       85       84
May, 1999.......................     100       84       83       82       81
June, 1999......................     100       82       81       80       79
July, 1999......................     100       80       79       78       77
August, 1999....................     100       78       77       75       74
September, 1999.................      82       74       72       71       69
October, 1999...................      78       69       68       66       65
November, 1999..................      75       65       64       62       61
December, 1999..................      72       62       61       59       58
January, 2000...................      70       60       58       57       55
February, 2000..................      69       58       56       55       53
March, 2000.....................      67       56       54       53       51
April, 2000.....................      66       54       53       51       49
May, 2000.......................      64       52       51       49       47
June, 2000......................      63       51       49       47       46
July, 2000......................      62       49       48       46       44
August, 2000....................      61       48       46       44       42
September, 2000.................      57       44       43       41       39
October, 2000...................      53       41       39       37       36
November, 2000..................      51       38       37       35       33
December, 2000..................      49       37       35       33       32
January, 2001...................      47       35       33       31       30
February, 2001..................      45       33       31       30       28
March, 2001.....................      44       32       30       28       27
April, 2001.....................      42       30       29       27       26
May, 2001.......................      41       29       27       26       24
June, 2001......................      40       28       26       25       23
July, 2001......................      39       27       25       24       22
August, 2001....................      37       26       24       23       21
September, 2001.................      34       23       22       20       19
October, 2001...................      31       21       19       18       17
November, 2001..................      28       19       17       16       15
December, 2001..................      27       17       16       15       14
January, 2002...................      25       16       15       14       13
February, 2002..................      24       15       14       13       12
March, 2002.....................      23       15       13       12       11
April, 2002.....................      22       14       13       12       11
May, 2002.......................      21       13       12       11       10
June, 2002......................      20       12       11       10        0
July, 2002......................      19       12       11        0        0
August, 2002....................      18       11        0        0        0
September, 2002.................      16        0        0        0        0
October, 2002...................      13        0        0        0        0
November, 2002..................      11        0        0        0        0
December, 2002..................      10        0        0        0        0
January, 2003...................       0        0        0        0        0
Weighted Average Life (years)(1)    2.26     1.80     1.74     1.68     1.63
                                    ----------------------

(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.